================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 30, 2004
                                 --------------
                Date of Report (Date of earliest event reported)


                                 Presstek, Inc.
                                 --------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                        0-17541                02-0415170
           --------                        -------                ----------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
                        --------------------------------
                    (Address of Principal Executive Offices)


                                 (603) 595-7000
                                 --------------
               Registrant's telephone number, including area code


================================================================================

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On March 30, 2004, Presstek, Inc. issued a press release announcing the death of Director John B. Evans. A copy of the press release is attached as
Exhibit 99.1 hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRESSTEK, INC.


Date: March 30, 2004                    By: /s/ Moosa E. Moosa
                                            --------------------------------
                                            Moosa E. Moosa
                                            Vice President, Finance and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1        Press release issued by Presstek, Inc., dated March 30, 2004.